Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of PetroShare Corp., a Colorado corporation (the "Company") for the period ended June 30, 2015 as filed with the Securities and Exchange Commission (the "Report"), the undersigned officer of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of his knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2015

/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)